UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 3, 2007

BRAZAURO RESOURCES CORPORATION (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-21968 (Commission File Number)	76-0195574 (IRS Employer Identification No.)

800 Bering Drive, Suite 208 Houston, TX 77057 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (713) 785-1278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

As of May 1, 2006, Brazauro became a “foreign private issuer” as defined in Rule 405 of the Securities Act of 1933, as amended. As of April 3, 2007, Brazauro will commence filing its SEC reports on Form 20-F and Form 6-K, the forms permitted for “foreign private issuers.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZAURO RESOURCES CORPORATION (Registrant) By: /s/ Mark E. Jones, III Mark E. Jones, III Chairman

Dated:   April 3, 2007